DEBT	12 Months Ended
Dec. 31, 2012
DEBT

6. DEBT

On April 27, 2012, we entered into an unsecured, five-year $500,000 syndicated revolving credit agreement, which replaced in its entirety both our maturing five-year $300,000 revolving credit agreement and Carrier Enterprise I’s three-year $125,000 secured revolving credit agreement. Proceeds from the new facility were used to repay an aggregate of approximately $72,000 outstanding under the prior facilities and $82,000 for the acquisition of Carrier Enterprise III. Additional proceeds may be used for, among other things, funding seasonal working capital needs and other general corporate purposes, including acquisitions, dividends, stock repurchases and issuances of letters of credit. Included in the facility are a $65,000 swingline subfacility, a $50,000 letter of credit subfacility and a $75,000 multicurrency borrowing sublimit. Borrowings bear interest at either LIBOR-based rates plus a spread which ranges from 100 to 275 basis-points (LIBOR plus 112.5 basis-points at December 31, 2012), depending upon our ratio of total debt to EBITDA, or on rates based on the higher of the Prime rate or the Federal Funds Rate, in each case plus a spread which ranges from 0 to 175 basis-points (12.5 basis-points at December 31, 2012), depending upon our ratio of total debt to EBITDA. We pay a variable commitment fee on the unused portion of the commitment, ranging from 12.5 to 40 basis-points (15.0 basis-points at December 31, 2012). We paid fees of $2,116 in connection with entering into the revolving credit agreement, which are being amortized ratably through the maturity of the facility in April 2017. At December 31, 2012, $316,182 was outstanding under the revolving credit agreement. The revolving credit agreement contains customary affirmative and negative covenants, including financial covenants with respect to consolidated leverage and interest coverage ratios, and other customary restrictions. We believe we were in compliance with all covenants at December 31, 2012.